                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2005

                               Comm Bancorp, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Pennsylvania                     0-17455                23-2242292
-------------------------------       ---------------       --------------------
(State or other jurisdiction of       (Commission           (I.R.S. Employer
incorporation)                         file number)          Identification No.)

125 North State Street, Clarks Summit, PA                         18411
-----------------------------------------                -----------------------
(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code: (570)586-0377

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On May 5, 2005, Comm Bancorp, Inc. (the "Company) and its subsidiary, Community Bank & Trust Co. (the "Bank"), have entered into Severance Compensation Agreements with Timothy P. O'Brien, Vice President and Commercial Loan Manager, and James E. Jackson, Vice President and Commercial Loan Officer.

Each of the Agreements provides for the following severance payments and benefits to Mr. O'Brien and Mr. Jackson upon the termination of their employment subsequent to a change in control of the Company and the Bank under the circumstances described below:

- Should termination occur without cause or with good reason following a change in control of the Company, the Bank shall pay to Mr. O'Brien or Mr. Jackson, upon demand, an amount equal to one (1) times their respective full base salary plus year-to-date accrued vacation leave through the date of termination at the rate in effect on the date when the change in control of the Company occurs.

- Should termination occur for cause or without good reason following a change in control of the Company, the Bank shall pay to Mr. O'Brien or Mr. Jackson their respective full base salary plus year-to-date accrued vacation leave through the date of termination at the rate in effect on the date when the change in control of the Company occurs. The Company and the Bank shall have no further obligations to these parties under this Agreement.

The Agreements commence on the above date and continue in effect for one year until May 5, 2006. The Agreements provide for automatic one-year extensions commencing on each anniversary date unless either party gives notice that the Agreements shall not be extended at least 180 days prior to the anniversary date.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

c) Exhibits. The following materials are furnished as exhibits to this Current Report on Form 8-K:

Exhibit No.                                      Description
-----------                                      -----------
   10.1                      Severance Compensation Agreement Between Comm
                             Bancorp, Inc. and its subsidiary, Community Bank &
                             Trust Co. and Timothy P. O'Brien.

   10.2                      Severance Compensation Agreement Between Comm
                             Bancorp, Inc. and its subsidiary, Community Bank &
                             Trust Co. and James E. Jackson

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 COMM BANCORP, INC.
                                            -----------------------------
                                                    (Registrant)

Date: May 9, 2005                      By: /s/ Scott A. Seasock
                                           ------------------------------
                                               Scott A. Seasock
                                            Executive Vice President
                                            and Chief Financial Officer
                                            (Principal Financial Officer)

                                  EXHIBIT INDEX

Exhibit Number                                Description
--------------                                -----------
     10.1                Severance Compensation Agreement Between Comm Bancorp,
                         Inc. and its subsidiary, Community Bank & Trust Co.
                         and Timothy P. O'Brien.

     10.2                Severance Compensation Agreement Between Comm Bancorp,
                         Inc. and its subsidiary, Community Bank & Trust Co.
                         and James E. Jackson